UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2013

BIOMIMETIC THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51934	62-1786244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

389 Nichol Mill Lane, Franklin, Tennessee 37067

(Address of Principal Executive Offices) (Zip Code)

(615) 844-1280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

BioMimetic Therapeutics, Inc. issued a press release on January 3, 2013 announcing that it has initiated enrollment in a Phase II clinical trial to assess the safety and efficacy of Augment™ Chronic Tendinopathy as a treatment for lateral epicondylitis, commonly known as tennis elbow. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of BioMimetic Therapeutics, Inc., dated January 3, 2013 announcing the Phase II clinical trial for Augment™ Chronic Tendinopathy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC.

By:	/s/ Samuel E. Lynch
Name:	Samuel E. Lynch
Title:	President and Chief Executive Officer

Date: January 3, 2013